UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-00642

Deutsche International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2015

ITEM 1.	REPORT TO STOCKHOLDERS

October 31, 2015

Annual Report
to Shareholders

Deutsche Emerging Markets Equity Fund

Contents

3 Letter to Shareholders

4 Portfolio Management Review

11 Performance Summary

13 Investment Portfolio

19 Statement of Assets and Liabilities

21 Statement of Operations

22 Statement of Changes in Net Assets

23 Financial Highlights

28 Notes to Financial Statements

40 Report of Independent Registered Public Accounting Firm

41 Information About Your Fund's Expenses

43 Tax Information

44 Advisory Agreement Board Considerations and Fee Evaluation

49 Board Members and Officers

54 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

The global economy appears to be on track for continued, albeit modest, growth over the next year, with the U.S. leading Europe and Japan. Here at home, employment growth continues, although the pace has slowed in recent months. Housing data is positive and household finances are benefitting from lower levels of debt and debt service, gains in real income and lower energy prices.

Growth overseas, particularly in emerging economies, is a lingering concern. The stronger dollar and sluggish growth abroad have had a negative impact on U.S. exporters and manufacturers, and lower global energy prices have taken a toll on the domestic energy sector. Nevertheless, our economists see sufficient reason to expect the U.S. economy overall to maintain its moderate expansionary path.

For months, the most persistent question has been when the Federal Reserve Board would begin to tighten its monetary policy. That question was answered on December 16, when the Fed bumped short-term rates up by 0.25%. Based on financial data and guidance from the Fed itself, analysts agree that the tightening process is likely to be "low and slow."

As always, we encourage you to visit deutschefunds.com for timely information and insights about economic developments and your Deutsche fund investment. With frequent updates from our CIO Office and economists, we want to ensure that you are equipped to make informed decisions.

Thank you for your continued investment. We appreciate the opportunity to serve your investment needs.

Best regards,

Brian Binder President, Deutsche Funds

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 11 through 12 for more complete performance information.

Investment Process

In managing the fund, we use a four-step management process. In the first step, using a macroeconomic outlook, we assess the general outlook for emerging-markets equities. The key drivers of this outlook are growth, valuation and market sentiment. This process is then applied at individual country and sector levels to determine country and sector weightings. In the second step, we perform a bottom-up fundamental analysis of the companies in the designated countries and sectors. In the third step, we construct the fund’s portfolio, weighting individual stocks based on management’s assessments and setting individual country and sector market exposure based on our outlook. In the fourth and final step, we actively monitor the fund’s portfolio, including an ongoing assessment of the portfolio’s risks.

Deutsche Emerging Markets Equity Fund returned –11.57% during the 12-month period ended October 31, 2015, outperforming the –14.53% return of its benchmark, the MSCI Emerging Markets Index, as well as the –14.62% average return for the funds in its Morningstar peer group, Diversified Emerging Markets Funds. The fund also outperformed its benchmark and peer group in the three-year period ended on the same date.

Emerging-markets equities experienced significant headwinds during the past year, causing the asset class to lag the 1.77% return of the developed-market MSCI All Country World Index by a wide margin. Several factors came together to fuel the downturn, but the most important was the mounting evidence of weaker economic conditions in China. The country has been the primary source of incremental demand for commodities in recent years, but its slowing growth — together with its transition to a consumer-led economy from one driven primarily by fixed-asset investment — contributed to reduced global demand for raw materials during the past year. The resulting decline in commodity prices fed through to export-dependent economies throughout the emerging markets, leading to slower growth in Brazil, Venezuela and many other countries. The effects of economic weakness were compounded by poor currency performance, which compelled many central banks to boost interest rates at a time when they would typically be easing policy. The prospect of higher interest rates in the United States also played a role in the emerging markets’ underperformance, as the asset class generally lags when the U.S. Federal Reserve Board (the Fed) is tightening policy.

In combination, these factors led to a substantial downturn across the emerging markets. If the MSCI Emerging Markets Index finishes 2015 with a loss, it will mark the third calendar year in the past five that it has registered a negative return. As of October 31, 2015, the five-year average annual return for the index stood at –2.80%.

Fund Performance

While the fund finished the 12-month period in negative territory, it delivered meaningful outperformance vs. the benchmark and peer group. The largest contribution to performance came from the fund’s overweight position in China. Entering the annual period, our core view was that the slowing growth in China would be more of a challenge for the rest of the emerging markets than it would be for China itself. The basis for this stance was our belief that China had the ability to offset its own slowing growth through easier monetary policy, which indeed proved to be the case. Conversely, we believed many export-dependent nations — particularly in Latin America — would have their structural economic problems exposed by the downturn in commodity prices.

This aspect of our positioning added value, as China’s market indeed outperformed significantly from the beginning of the period through the end of May. We sought to own fundamentally sound companies that we believed were in a position to benefit from the Chinese government’s monetary stimulus and targeted spending, including certain banking and railway stocks. At the close of April, in fact, eight of the fund’s top 10 holdings were Chinese companies — an approach that enabled us to capitalize on the market’s significant outperformance in the spring. We responded to this rally by substantially reducing the fund’s allocation to China during the second calendar quarter, taking profits across all positions and bringing our allocation from an overweight to neutral. This shift enabled the fund to sidestep the full impact of the significant downturn in China’s stock market during the second half of the period.

Stock selection in China was also additive to performance, led by our positions in CITIC Securities Co., Ltd.,* Ping An Insurance (Group) Co. of China Ltd. and the railway stocks China CNR Corp., Ltd.* and CSR Corp. Ltd.* The fund was also helped by its underweights in smaller markets such as Indonesia, Malaysia, Colombia, Poland, Thailand and Greece. Stock selection in Taiwan, as well as in the financials, industrials and utilities sectors, further contributed to returns.

* Not held in the portfolio as of October 31, 2015.

On the negative side, the fund was hurt by its stock selection in Mexico. The most significant detractors in the country were largely materials stocks that were hurt by the downturn in commodity prices, such as the mining company Grupo Mexico SAB de CV and the cement producer Cemex SAB de CV. The real estate developer Fibra Uno Administracion SA de CV further detracted from our results in Mexico.

"While the fund finished the 12-month period in negative territory, it delivered meaningful outperformance vs. the benchmark and peer group."

An underweight in the consumer staples sector also cost us some relative performance, as did our stock selection within energy and materials. Two of our leading detractors in these segments were Coal India Ltd. and PetroChina Co., Ltd. It should be noted, however, that we made up for some of the shortfall in energy and materials through our underweight positions in these two underperforming sectors.

Among individual stocks, key detractors included Aspen Pharmacare Holdings Ltd. (South Africa), the technology company SK Hynix, Inc. (South Korea), ICICI Bank Ltd. (India) and the retailer Magnit PJSC (Russia). While the fund was underweight in Brazil, many of the stocks we did hold — including Itau Unibanco Holding SA, Banco do Brasil SA, Petroleo Brasileiro SA (Petrobras) and Companhia Brasileira de Distribuição — finished the year among the leading detractors from the fund’s relative performance.

Outlook and Positioning

We hold a cautious view on the emerging markets. The potential for headline risk remains elevated, particularly as it relates to the shifting interest-rate outlook in the United States. In addition, debt levels are high in many countries — indicating that a period of further adjustment is necessary. Despite these potential challenges — and the significant market downturn of the past year — valuations are not trading at distressed levels because earnings estimates have fallen even faster than valuations. As a result, we haven’t seen the type of "overshoot" to the downside that would indicate that a compelling opportunity is at hand.

This cautious outlook prompted us to maintain an above-average cash balance after we reduced the fund’s weighting in China in mid-2015. While we have redeployed some of the cash into stock-specific opportunities, we have generally preferred to keep some "dry powder" in case additional market volatility creates more attractive valuations. We have also avoided or underweighted countries that need to import capital from abroad due to their high current account deficits. Not least, we favored the Asian markets over the Latin America and Europe/Africa/Middle East regions, where the risk/return profile appears less favorable.

Within Asia, we continued to hold a positive view on India based on the combination of its improving growth, low interest rates and reform-oriented government. We also favored the Philippines, which has been supported by heavy remittances of cash from its citizens who work outside of the country. The nation has also experienced growth in sectors — such as offshore business-support — that haven’t played a large role in its economy in the past. Additionally, the government’s effective management of its fiscal affairs has provided it with the latitude to aid the economy through increased spending. We expect that these factors will help the Philippines deliver above-average economic growth, which should translate to strong corporate earnings results. We also believe Taiwan and Korea are home to several interesting export-oriented companies that stand to benefit from their ties to the robust U.S. economy.

On the other end of the spectrum, we have maintained an underweight in Brazil. The country was pressured by the highly unfavorable combination of slowing growth, elevated inflation and rising interest rates. In addition, a corruption scandal at the oil giant Petrobras weighed on investor confidence and led to declining popularity for the country’s president, Dilma Rousseff. We maintained this positioning through the end of the period, as we don’t see the catalyst for a near-term improvement in the country’s prospects.

More broadly speaking, we continue to emphasize companies located in countries that offer fiscal strength, political stability and sustainable drivers of long-term growth.

Ten Largest Equity Holdings at October 31, 2015 (29.3% of Net Assets)	Country	Percent
1. Samsung Electronics Co., Ltd. Manufacturer of electronic parts	Korea	5.5%
2. Taiwan Semiconductor Manufacturing Co., Ltd. Manufacturer of integrated circuits and other semiconductor devices	Taiwan	5.2%
3. Tencent Holdings Ltd. Provides Internet, mobile and telecommunication value-added services	China	3.5%
4. China Construction Bank Corp. Provides complete range of banking services and other financial services to individual and corporate consumers	China	2.5%
5. Industrial & Commercial Bank of China Ltd. Provides a broad range of personal and corporate commercial banking services	China	2.5%
6. China Mobile Ltd. Provider of cellular telecommunication services	Hong Kong	2.5%
7. Ping An Insurance (Group) Co. of China Ltd. Provides a variety of insurance services	China	2.1%
8. Hyundai Motor Co. Sells and exports cars, trucks and commercial vehicles	Korea	2.0%
9. China Overseas Land & Investment Ltd. Develops and invests in properties, constructs buildings, and infrastructure projects	Hong Kong	1.8%
10. ICICI Bank Ltd. Operates network of banks located throughout India, specializing in retail and corporate banking	India	1.7%

Portfolio holdings and characteristics are subject to change.

For more complete details about the fund's investment portfolio, see page 13. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 54 for contact information.

Portfolio Management

Sean Taylor, Managing Director

Lead Portfolio Manager of the fund. Began managing the fund in 2014.

— Global Head of Emerging Markets Equities: Hong Kong.

— Joined Deutsche Asset & Wealth Management in 2013 with 21 years of industry experience. Prior to his current role, he served as Head of Emerging Markets at Pioneer Investments, Investment Director at GAM, based in London and Dubai, and Head of International & Emerging Markets at Societe Generale.

— MBA, Manchester Business School.

Andrew Beal, Director

Portfolio Manager of the fund. Began managing the fund in 2014.

— Deputy Head of Emerging Market Equities: London.

— Joined Deutsche Asset & Wealth Management in 2014 with 21 years of prior industry experience. Prior to joining, he was responsible for emerging markets investments at Schroders, Nicolas Applegate and Henderson Global Investors.

— BSc in Economics and Politics, University of Bath.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Morgan Stanley Capital International (MSCI) Emerging Markets Index is an unmanaged, capitalization-weighted index of companies in a universe of 26 emerging markets. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.

The Morningstar Diversified Emerging Markets Funds category encompasses funds that have at least 50% of stocks invested in the emerging markets.

The MSCI All Country World Index is a free-float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 46 country indices comprising 23 developed and 23 emerging market country indices.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Contribution incorporates both a stock’s total return and its weighting in the fund.

Overweight means a fund holds a higher weighting in a given sector or security compared with its benchmark index. Underweight means a fund holds a lower weighting in a given sector or security.

The consumer staples sector represents companies that produce essential items such as food, beverages and household items.

Performance Summary October 31, 2015 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/15
Unadjusted for Sales Charge	–11.57%	–4.16%	2.71%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–16.66%	–5.28%	2.10%
MSCI Emerging Markets Index†	–14.53%	–2.80%	5.70%
Class B	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/15
Unadjusted for Sales Charge	–12.07%	–4.87%	1.85%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	–14.70%	–5.06%	1.85%
MSCI Emerging Markets Index†	–14.53%	–2.80%	5.70%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/15
Unadjusted for Sales Charge	–12.24%	–4.89%	1.87%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–12.24%	–4.89%	1.87%
MSCI Emerging Markets Index†	–14.53%	–2.80%	5.70%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of10/31/15
No Sales Charges	–11.29%	–3.92%	2.96%
MSCI Emerging Markets Index†	–14.53%	–2.80%	5.70%
Institutional Class	1-Year	5-Year	Life of Class*
Average Annual Total Returns as of 10/31/15
No Sales Charges	–11.30%	–3.87%	–4.44%
MSCI Emerging Markets Index†	–14.53%	–2.80%	–1.70%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2015 are 1.98%, 3.03%, 2.76%, 1.74% and 1.54% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche Emerging Markets Equity Fund — Class A ■ MSCI Emerging Markets Index†

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* Institutional Class commenced operations on March 3, 2008. The performance shown for the index is for the time period of February 29, 2008 through April 30, 2015, which is based on the performance period of the life of Institutional Class.

† The Morgan Stanley Capital International (MSCI) Emerging Markets Index is an unmanaged, capitalization-weighted index of companies in a universe of 26 emerging markets. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.

	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value
10/31/15	$ 14.49	$ 12.99	$ 13.07	$ 14.70	$ 14.68
10/31/14	$ 16.53	$ 14.80	$ 14.92	$ 16.77	$ 16.75
Distribution Information as of 10/31/15
Income Dividends, Twelve Months	$ .15	$ .03	$ .03	$ .19	$ .19

Investment Portfolio as of October 31, 2015

	Shares	Value ($)

Equity Securities 93.9%
Brazil 3.7%
Banco Bradesco SA (Preferred)	23,520	128,073
Banco do Brasil SA	50,000	207,050
BR Malls Participacoes SA	31,000	90,029
BRF SA	34,000	529,852
Cia Brasileira de Distribuicao (Preferred)	20,400	268,399
Itau Unibanco Holding SA (Preferred)	137,148	941,336
Petroleo Brasileiro SA (ADR)* (a)	65,139	317,878
(Cost $5,471,022)		2,482,617
China 18.6%
Alibaba Group Holding Ltd. (ADR)* (a)	9,283	778,194
Anhui Conch Cement Co., Ltd. "H"	260,000	795,023
Baidu, Inc. (ADR)*	3,500	656,145
China Construction Bank Corp. "H"	2,331,000	1,687,885
China Maple Leaf Educational Systems Ltd.	194,000	64,071
China Merchants Bank Co., Ltd. "H"	379,000	990,194
Industrial & Commercial Bank of China Ltd. "H"	2,627,315	1,672,777
JD.com, Inc. (ADR)*	35,605	983,410
PetroChina Co., Ltd. "H"	1,394,824	1,094,229
Ping An Insurance (Group) Co. of China Ltd. "H"	248,000	1,394,407
Tencent Holdings Ltd.	123,000	2,317,901
(Cost $11,666,287)		12,434,236
Czech Republic 0.3%
CEZ AS (Cost $281,450)	9,600	192,853
Hong Kong 8.6%
AIA Group Ltd.	56,400	329,310
China Mobile Ltd.	140,000	1,672,218
China Overseas Land & Investment Ltd.	365,000	1,183,227
China Overseas Property Holdings Ltd.*	121,666	20,721
China Unicom (Hong Kong) Ltd.	600,000	737,218
Chow Tai Fook Jewellery Group Ltd. (a)	430,000	369,324
IMAX China Holding, Inc 144A*	89,200	494,878
Lifestyle International Holdings Ltd.	436,500	631,242
Techtronic Industries Co., Ltd.	95,413	348,435
(Cost $5,709,189)		5,786,573
India 8.6%
Coal India Ltd.	182,386	892,690
Dr. Reddy's Laboratories Ltd.	15,300	1,002,539
HDFC Bank Ltd. (ADR)	3,389	207,203
Hero MotoCorp Ltd.	15,300	605,190
ICICI Bank Ltd.	275,000	1,164,980
Infosys Ltd.	28,400	492,910
Tata Motors Ltd.*	39,036	229,720
Tech Mahindra Ltd.	90,164	742,744
Yes Bank Ltd.	37,000	427,909
(Cost $5,317,298)		5,765,885
Indonesia 2.3%
PT Hanjaya Mandala Sampoerna Tbk	152,700	1,025,291
PT Indofood Sukses Makmur Tbk	1,315,000	529,562
(Cost $1,599,978)		1,554,853
Korea 18.3%
Hana Financial Group, Inc.	22,700	552,876
Hyundai Department Store Co., Ltd.	2,800	306,902
Hyundai Motor Co.	9,630	1,313,904
Korea Electric Power Corp.	15,700	705,376
KT Corp.*	27,000	699,618
Naver Corp.	1,350	708,335
POSCO	2,800	445,536
Samsung C&T Corp.*	2,179	296,254
Samsung Electronics Co., Ltd.	3,100	3,716,630
Samsung Fire & Marine Insurance Co., Ltd.	3,300	921,935
Samsung SDS Co., Ltd.	997	224,315
Shinhan Financial Group Co., Ltd.	27,000	1,028,204
Shinsegae Co., Ltd.	2,000	405,917
SK Hynix, Inc.	35,200	945,925
(Cost $13,115,261)		12,271,727
Malaysia 1.3%
Sime Darby Bhd. (Cost $1,347,364)	446,000	867,070
Mexico 4.2%
Alfa SAB "A"	203,268	421,358
America Movil SAB de CV "L"	700,919	623,782
Cemex SAB de CV (Units)	522,413	330,821
Fibra Uno Administracion SA de CV (REIT)	280,000	613,980
Grupo Mexico SAB de CV "B"	346,000	843,330
(Cost $3,730,822)		2,833,271
Philippines 3.5%
Ayala Corp.	57,200	953,094
GT Capital Holdings, Inc.	35,045	983,387
SM Prime Holdings, Inc.	820,000	377,295
(Cost $2,011,858)		2,313,776
Russia 1.5%
LUKOIL OAO (ADR)	5,000	181,250
Magnit PJSC (GDR) REG S	17,500	796,600
(Cost $752,004)		977,850
Saudi Arabia 0.9%
Hikma Pharmaceuticals PLC (Cost $710,687)	19,081	637,961
South Africa 5.9%
Aspen Pharmacare Holdings Ltd.*	48,000	1,078,662
FirstRand Ltd.	73,000	267,698
MTN Group Ltd.	27,000	307,571
Naspers Ltd. "N"	5,200	762,827
Shoprite Holdings Ltd.	28,400	295,078
The Foschini Group Ltd.	61,000	623,115
Woolworths Holdings Ltd.	82,700	612,743
(Cost $3,615,094)		3,947,694
Taiwan 13.9%
Advanced Semiconductor Engineering, Inc.	676,000	786,160
Cathay Financial Holding Co., Ltd.	520,000	742,233
CTBC Financial Holding Co., Ltd.	126,169	69,195
Delta Electronics, Inc.	140,000	712,129
Fubon Financial Holding Co., Ltd.	560,000	904,997
Hermes Microvision, Inc.	11,000	425,247
Hon Hai Precision Industry Co., Ltd.	276,402	735,241
Largan Precision Co., Ltd.	12,500	973,485
MediaTek, Inc.	57,600	449,217
Taiwan Semiconductor Manufacturing Co., Ltd.	838,000	3,519,921
(Cost $8,307,484)		9,317,825
Thailand 0.5%
Bangkok Bank PCL (Foreign Registered) (Cost $432,164)	65,000	305,490
Turkey 1.8%
Eregli Demir ve Celik Fabrikalari TAS	454,977	647,226
Turk Hava Yollari*	126,000	372,804
Turkiye Vakiflar Bankasi TAO "D" (a)	154,000	220,229
(Cost $1,231,771)		1,240,259
Total Equity Securities (Cost $65,299,733)		62,929,940

Securities Lending Collateral 2.3%
Daily Assets Fund, 0.17% (b) (c) (Cost $1,521,475)	1,521,475	1,521,475

Cash Equivalents 4.5%
Central Cash Management Fund, 0.12% (b) (Cost $3,028,058)	3,028,058	3,028,058

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $69,849,266)†	100.7	67,479,473
Other Assets and Liabilities, Net	(0.7)	(489,938)
Net Assets	100.0	66,989,535

* Non-income producing security.

† The cost for federal income tax purposes was $69,924,815. At October 31, 2015, net unrealized depreciation for all securities based on tax cost was $2,445,342. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $8,447,679 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $10,893,021.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at October 31, 2015 amounted to $1,486,157, which is 2.2% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2015 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Equity Securities
Brazil	$ 2,482,617	$ —	$ —	$ 2,482,617
China	2,417,749	10,016,487	—	12,434,236
Czech Republic	—	192,853	—	192,853
Hong Kong	—	5,786,573	—	5,786,573
India	207,203	5,558,682	—	5,765,885
Indonesia	—	1,554,853	—	1,554,853
Korea	—	12,271,727	—	12,271,727
Malaysia	—	867,070	—	867,070
Mexico	2,833,271	—	—	2,833,271
Philippines	—	2,313,776	—	2,313,776
Russia	977,850	—	—	977,850
Saudi Arabia	—	637,961	—	637,961
South Africa	—	3,947,694	—	3,947,694
Taiwan	—	9,317,825	—	9,317,825
Thailand	—	305,490	—	305,490
Turkey	—	1,240,259	—	1,240,259
Short-Term Investments (d)	4,549,533	—	—	4,549,533
Total	$ 13,468,223	$ 54,011,250	$ —	$ 67,479,473

There have been no transfers between fair value measurement levels during the year ended October 31, 2015.

(d) See Investment Portfolio for additional detailed categorizations.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:

Equity Securities
Balance as of October 31, 2014	$ 2,447,311
Realized gain (loss)	2,887,870
Change in unrealized appreciation (depreciation)	(867,263)
Amortization premium/discount	—
Purchases	—
Sales	(4,467,918)
Transfers into Level 3	—
Transfers (out) of Level 3	—
Balance as of October 31, 2015	$ —
Net change in unrealized appreciation (depreciation) from investments still held as of October 31, 2015	$ —

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of October 31, 2015
Assets
Investments: Investments in non-affiliated securities, at value (cost $65,299,733) — including $1,486,157 of securities loaned	$ 62,929,940
Investment in Daily Assets Fund (cost $1,521,475)*	1,521,475
Investment in Central Cash Management Fund (cost $3,028,058)	3,028,058
Total investments in securities, at value (cost $69,849,266)	67,479,473
Foreign currency, at value (cost $1,056,652)	1,019,105
Receivable for investments sold	181,151
Receivable for Fund shares sold	21,597
Dividends receivable	6,586
Interest receivable	894
Foreign taxes recoverable	39,306
Other assets	18,225
Total assets	68,766,337
Liabilities
Payable for return of securities loaned	1,521,475
Payable for Fund shares redeemed	37,534
Accrued management fee	42,134
Accrued Directors' fees	1,723
Other accrued expenses and payables	173,936
Total liabilities	1,776,802
Net assets, at value	$ 66,989,535
Net Assets Consist of
Undistributed net investment income	11,067
Net unrealized appreciation (depreciation) on: Investments	(2,369,793)
Foreign currency	(56,570)
Accumulated net realized gain (loss)	(58,549,094)
Paid-in capital	127,953,925
Net assets, at value	$ 66,989,535

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2015 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($9,927,634 ÷ 685,368 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 14.49
Maximum offering price per share (100 ÷ 94.25 of $14.49)	$ 15.37

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($8,263 ÷ 636 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)

$ 12.99

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($1,943,103 ÷ 148,624 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)

$ 13.07
Class S Net Asset Value, offering and redemption price(a) per share ($47,561,418 ÷ 3,236,274 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 14.70
Institutional Class Net Asset Value, offering and redemption price(a) per share ($7,549,117 ÷ 514,160 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 14.68

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended October 31, 2015
Investment Income
Income: Dividends (net of foreign taxes withheld of $215,428)	$ 1,563,128
Interest	4,859
Income distributions — Central Cash Management Fund	2,478
Securities lending income, including income from Daily Assets Fund, net of borrower rebates	15,910
Total income	1,586,375
Expenses: Management fee	783,650
Administration fee	77,207
Services to shareholders	172,855
Distribution and service fees	49,970
Custodian fee	63,864
Professional fees	89,209
Reports to shareholders	40,677
Registration fees	63,066
Directors' fees and expenses	4,954
Other	28,174
Total expenses before expense reductions	1,373,626
Expense reductions	(253,313)
Total expenses after expense reductions	1,120,313
Net investment income (loss)	466,062
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(705,529)
Foreign currency	(181,413)
(886,942)
Change in net unrealized appreciation (depreciation) on: Investments	(8,741,258)
Foreign currency	(39,167)
(8,780,425)
Net gain (loss)	(9,667,367)
Net increase (decrease) in net assets resulting from operations	$ (9,201,305)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended October 31,
	2015	2014
Operations: Net investment income (loss)	$ 466,062	$ 944,993
Net realized gain (loss)	(886,942)	(298,939)
Change in net unrealized appreciation (depreciation)	(8,780,425)	(442,470)
Net increase (decrease) in net assets resulting from operations	(9,201,305)	203,584
Distributions to shareholders from: Net investment income: Class A	(118,961)	(81,899)
Class B	(140)	—
Class C	(4,655)	—
Class S	(653,903)	(498,240)
Institutional Class	(122,174)	(99,493)
Total distributions	(899,833)	(679,632)
Fund share transactions: Proceeds from shares sold	5,892,395	8,618,130
Reinvestment of distributions	848,594	631,333
Payments for shares redeemed	(16,440,462)	(22,898,216)
Redemption fees	28	323
Net increase (decrease) in net assets from Fund share transactions	(9,699,445)	(13,648,430)
Increase (decrease) in net assets	(19,800,583)	(14,124,478)
Net assets at beginning of period	86,790,118	100,914,596
Net assets at end of period (including undistributed net investment income of $11,067 and $626,251, respectively)	$ 66,989,535	$ 86,790,118

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Years Ended October 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 16.53	$ 16.46	$ 15.61	$ 15.57	$ 18.47
Income (loss) from investment operations: Net investment income (loss)[a]	.06	.14	.11	.08	.06
Net realized and unrealized gain (loss)	(1.95)	.01[d]	.91	(.04)	(2.85)
Total from investment operations	(1.89)	.15	1.02	.04	(2.79)
Less distributions from: Net investment income	(.15)	(.08)	(.17)	—	(.11)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 14.49	$ 16.53	$ 16.46	$ 15.61	$ 15.57
Total Return (%)[b]	(11.57)[c]	.96[c]	6.56[c]	.26	(15.20)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	14	16	17	27
Ratio of expenses before expense reductions (%)	1.97	1.98	1.96	1.76	1.78
Ratio of expenses after expense reductions (%)	1.63	1.65	1.81	1.76	1.78
Ratio of net investment income (loss) (%)	.40	.88	.72	.53	.32
Portfolio turnover rate (%)	18	65	49	82	179

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] The amount of net realized and unrealized gain shown for a share outstanding for the period ended October 31, 2014 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of the Fund shares in relation to fluctuating market values of the investments of the Fund.

* Amount is less than $.005.

Class B	Years Ended October 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 14.80	$ 14.77	$ 14.00	$ 14.09	$ 16.75
Income (loss) from investment operations: Net investment income (loss)[a]	(.09)	.01	(.01)	(.06)	(.10)
Net realized and unrealized gain (loss)	(1.69)	.02[d]	.82	(.03)	(2.56)
Total from investment operations	(1.78)	.03	.81	(.09)	(2.66)
Less distributions from: Net investment income	(.03)	—	(.04)	—	—
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 12.99	$ 14.80	$ 14.77	$ 14.00	$ 14.09
Total Return (%)[b]	(12.07)[c]	.20[c]	5.77[c]	(.64)[c]	(15.88)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.01	.1	.2	1	1
Ratio of expenses before expense reductions (%)	3.46	3.03	2.87	2.69	2.64
Ratio of expenses after expense reductions (%)	2.35	2.40	2.56	2.59	2.64
Ratio of net investment income (loss) (%)	(.62)	.05	(.10)	(.41)	(.60)
Portfolio turnover rate (%)	18	65	49	82	179

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] The amount of net realized and unrealized gain shown for a share outstanding for the period ended October 31, 2014 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of the Fund shares in relation to fluctuating market values of the investments of the Fund.

* Amount is less than $.005.

Class C	Years Ended October 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 14.92	$ 14.89	$ 14.11	$ 14.20	$ 16.87
Income (loss) from investment operations: Net investment income (loss)[a]	(.05)	.02	(.00)*	(.04)	(.08)
Net realized and unrealized gain (loss)	(1.77)	.01[d]	.82	(.05)	(2.59)
Total from investment operations	(1.82)	.03	.82	(.09)	(2.67)
Less distributions from: Net investment income	(.03)	—	(.04)	—	—
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 13.07	$ 14.92	$ 14.89	$ 14.11	$ 14.20
Total Return (%)[b]	(12.24)[c]	.20[c]	5.79[c]	(.63)	(15.83)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	3	4	4	5
Ratio of expenses before expense reductions (%)	2.76	2.76	2.77	2.59	2.59
Ratio of expenses after expense reductions (%)	2.38	2.40	2.56	2.59	2.59
Ratio of net investment income (loss) (%)	(.34)	.10	(.02)	(.26)	(.50)
Portfolio turnover rate (%)	18	65	49	82	179

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] The amount of net realized and unrealized gain shown for a share outstanding for the period ended October 31, 2014 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of the Fund shares in relation to fluctuating market values of the investments of the Fund.

* Amount is less than $.005.

Class S	Years Ended October 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 16.77	$ 16.70	$ 15.83	$ 15.78	$ 18.72
Income (loss) from investment operations: Net investment income (loss)[a]	.11	.18	.15	.12	.10
Net realized and unrealized gain (loss)	(1.99)	.01[c]	.93	(.05)	(2.88)
Total from investment operations	(1.88)	.19	1.08	.07	(2.78)
Less distributions from: Net investment income	(.19)	(.12)	(.21)	(.02)	(.16)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 14.70	$ 16.77	$ 16.70	$ 15.83	$ 15.78
Total Return (%)	(11.29)[b]	1.20[b]	6.84[b]	.42	(15.00)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	48	59	68	79	94
Ratio of expenses before expense reductions (%)	1.74	1.74	1.73	1.57	1.55
Ratio of expenses after expense reductions (%)	1.38	1.40	1.56	1.57	1.55
Ratio of net investment income (loss) (%)	.68	1.12	.97	.75	.58
Portfolio turnover rate (%)	18	65	49	82	179

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] The amount of net realized and unrealized gain shown for a share outstanding for the period ended October 31, 2014 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of the Fund shares in relation to fluctuating market values of the investments of the Fund.

* Amount is less than $.005.

Institutional Class	Years Ended October 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 16.75	$ 16.69	$ 15.88	$ 15.82	$18.77
Income (loss) from investment operations: Net investment income (loss)[a]	.11	.18	.15	.15	.19
Net realized and unrealized gain (loss)	(1.99)	.01[c]	.91	(.05)	(2.94)
Total from investment operations	(1.88)	.19	1.06	.10	(2.75)
Less distributions from: Net investment income	(.19)	(.13)	(.25)	(.04)	(.20)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 14.68	$ 16.75	$ 16.69	$ 15.88	$ 15.82
Total Return (%)	(11.30)[b]	1.19[b]	6.69	.67	(14.83)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	11	12	44	73
Ratio of expenses before expense reductions (%)	1.53	1.54	1.52	1.36	1.37
Ratio of expenses after expense reductions (%)	1.38	1.40	1.52	1.36	1.37
Ratio of net investment income (loss) (%)	.67	1.12	.92	.93	1.04
Portfolio turnover rate (%)	18	65	49	82	179

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] The amount of net realized and unrealized gain shown for a share outstanding for the period ended October 31, 2014 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of the Fund shares in relation to fluctuating market values of the investments of the Fund.

* Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Emerging Markets Equity Fund (the "Fund") is a diversified series of Deutsche International Fund, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class B shares are closed to new purchases, except exchanges and the reinvestment of dividends or other distributions. Class B shares were not subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. During the year ended October 31, 2015, the Fund invested the cash collateral in Daily Assets Fund, an affiliated money market fund managed by Deutsche Investment Management Americas Inc. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.10% annualized effective rate as of October 31, 2015) on the cash collateral invested in Daily Assets Fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of October 31, 2015, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2015, the Fund had net tax basis capital loss carryforwards of approximately $58,474,000, including $25,844,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2017, the expiration date, whichever occurs first; and approximately $32,630,000 of post-enactment losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($13,556,000) and long-term losses ($19,074,000).

The Fund has reviewed the tax positions for the open tax years as of October 31, 2015 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes, if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in passive foreign investment companies, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investments for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2015, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$ 11,067
Capital loss carryforwards	$ (58,474,000)
Net unrealized appreciation (depreciation) on investments	$ (2,445,342)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2015	2014
Distributions from ordinary income*	$ 899,833	$ 679,632

* For tax purposes, short-term capital gain distributions are considered income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange (subject to certain exceptions). This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended October 31, 2015, purchases and sales of investment securities (excluding short-term investments) aggregated $12,770,894 and $23,993,951, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

Effective October 1, 2015, Deutsche Asset Management (Hong Kong) Limited (DeAM HK), an affiliate of DIMA, was appointed to serve as a subadvisor to the Fund. Effective as of such date, DeAM HK and the Fund's current subadvisor, Deutsche Alternative Asset Management (Global) Limited ("DAAM Global"), an affiliate of DIMA and DeAM HK, serve as subadvisors with respect to the investment and reinvestment of assets of the Fund, and are paid by the Advisor for their services. DeAM HK and DAAM Global coordinate and cooperate with one another with respect to the management of the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	1.015%
Next $500 million of such net assets	.990%
Over $750 million of such net assets	.965%

Accordingly, for the year ended October 31, 2015, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 1.015% of the Fund's average daily net assets.

For the period from November 1, 2014 through September 30, 2015, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.63%
Class B	2.38%
Class C	2.38%
Class S	1.38%
Institutional Class	1.38%

Effective October 1, 2015 through September 30, 2016, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class A	1.67%
Class B	2.42%
Class C	2.42%
Class S	1.42%
Institutional Class	1.42%

For the year ended October 31, 2015, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$ 39,111
Class B	483
Class C	8,734
Class S	191,109
Institutional Class	13,876
$ 253,313

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2015, the Administration Fee was $77,207, of which $7,695 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2015, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at October 31, 2015
Class A	$ 14,778	$ 2,147
Class B	393	56
Class C	2,548	329
Class S	73,807	11,733
Institutional Class	481	75
	$ 92,007	$ 14,340

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DeAWM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2015, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2015
Class B	$ 328	$ 7
Class C	17,225	1,237
	$ 17,553	$ 1,244

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2015, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2015	Annual Rate
Class A	$ 26,732	$ 3,894.23%
Class B	108	6.25%
Class C	5,577	813.24%
	$ 32,417	$ 4,713

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2015, aggregated $1,157.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2015, the CDSC for Class B and C shares aggregated $17 and $38, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2015, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $17,597, of which $7,695 is unpaid.

Directors' Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the year ended October 31, 2015, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $1,383.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2015.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2015		Year Ended October 31, 2014
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	57,744	$ 911,116	99,656	$ 1,596,992
Class B	—	—	566	8,017
Class C	14,158	210,313	35,615	520,971
Class S	282,244	4,574,497	158,033	2,639,387
Institutional Class	12,672	196,469	233,051	3,852,763
		$ 5,892,395		$ 8,618,130
Shares issued to shareholders in reinvestment of distributions
Class A	7,583	$ 117,530	5,143	$ 80,907
Class B	10	139	—	—
Class C	315	4,436	—	—
Class S	38,516	604,315	28,380	452,087
Institutional Class	7,797	122,174	6,181	98,339
		$ 848,594		$ 631,333
Shares redeemed
Class A	(207,981)	$ (3,286,053)	(255,588)	$ (4,150,850)
Class B	(6,041)	(86,309)	(9,912)	(143,936)
Class C	(53,423)	(765,012)	(116,626)	(1,693,835)
Class S	(627,161)	(9,960,499)	(724,507)	(11,652,189)
Institutional Class	(151,249)	(2,342,589)	(338,804)	(5,257,406)
		$ (16,440,462)		$ (22,898,216)
Redemption fees		$ 28		$ 323
Net increase (decrease)
Class A	(142,654)	$ (2,257,407)	(150,789)	$ (2,472,948)
Class B	(6,031)	(86,170)	(9,346)	(135,919)
Class C	(38,950)	(550,263)	(81,011)	(1,172,864)
Class S	(306,401)	(4,781,678)	(538,094)	(8,560,395)
Institutional Class	(130,780)	(2,023,927)	(99,572)	(1,306,304)
		$ (9,699,445)		$ (13,648,430)

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Deutsche International Fund, Inc. and the Shareholders of Deutsche Emerging Markets Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Deutsche Emerging Markets Equity Fund (the "Fund") at October 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian, brokers and transfer agent provide a reasonable basis for our opinion.

Boston, Massachusetts December 22, 2015	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2015 to October 31, 2015).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2015 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/15	$ 839.90	$ 838.10	$ 836.70	$ 841.40	$ 840.80
Expenses Paid per $1,000*	$ 7.61	$ 10.38	$ 11.06	$ 6.45	$ 6.45
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/15	$ 1,016.94	$ 1,013.91	$ 1,013.16	$ 1,018.20	$ 1,018.20
Expenses Paid per $1,000*	$ 8.34	$ 11.37	$ 12.13	$ 7.07	$ 7.07

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
Deutsche Emerging Markets Equity Fund	1.64%	2.24%	2.39%	1.39%	1.39%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

The Fund paid foreign taxes of $136,985 and earned $1,792,833 of foreign source income during the year ended October 31, 2015. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.03 per share as foreign taxes paid and $0.08 per share as income earned from foreign sources for the year ended October 31, 2015.

For federal income tax purposes, the Fund designates $1,956,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337

Advisory Agreement Board Considerations and Fee Evaluation

In September 2015, the Board of Directors approved the renewal of Deutsche Emerging Markets Equity Fund’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") and approved an amended and restated sub-advisory agreement ("DAAM Global Sub-Advisory Agreement") between DIMA and Deutsche Alternative Asset Management (Global) Limited ("DAAM Global"), an affiliate of DIMA and a new sub-advisory agreement ("DeAM HK Sub-Advisory Agreement" and together with the Agreement and the DAAM Global Sub-Advisory Agreement, the "Agreements") between DIMA and Deutsche Asset Management (Hong Kong) Limited ("DeAM HK"), an affiliate of DIMA.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

— In September 2015, all of the Fund’s Directors were independent of DIMA and its affiliates.

— The Directors met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Directors (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Directors regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Directors were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— With respect to the DAAM Global Sub-Advisory Agreement and the DeAM HK Sub-Advisory Agreement, the Board considered that DIMA and the Fund have received an Exemptive Order from the Securities and Exchange Commission permitting DIMA, subject to the approval of the Board, to hire and replace unaffiliated and affiliated sub-advisors and to materially amend sub-advisory agreements with unaffiliated and affiliated sub-advisors, each without obtaining shareholder approval.

— In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA, DAAM Global and DeAM HK are part of Deutsche Bank AG’s ("Deutsche Bank") Asset and Wealth Management ("Deutsche AWM") division. Deutsche AWM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Independent Directors that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to make significant investments in Deutsche AWM, including ongoing enhancements to Deutsche AWM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AWM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s, DAAM Global’s and DeAM HK’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided or to be provided under the Agreements. The Board noted that, under the Agreements, DIMA, DAAM Global and DeAM HK provide or will provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board noted that the current portfolio management team would remain the same under the Agreements. The Board also requested and received information regarding DIMA’s oversight of Fund sub-advisers, including DAAM Global and DeAM HK. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2014, the Fund’s performance (Class A shares) was in the 2nd quartile, 3rd quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2014.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2014). With respect to the sub-advisory fee paid to DAAM Global and to be paid to DeAM HK, respectively, the Board noted that such fee is paid or will be paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2014, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board also considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AWM. The Board noted that DIMA indicated that Deutsche AWM manages Deutsche Europe funds comparable to the Fund, but does not manage any comparable institutional accounts. The Board took note of the differences in services provided to Deutsche Funds as compared to Deutsche Europe funds and that such differences made comparison difficult.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the individual serving as DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement and the approval of the DAAM Global Sub-Advisory Agreement and the DeAM HK Sub-Advisory Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. With respect to the Agreement, the Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement or to approve the DAAM Global Sub-Advisory Agreement and the DeAM HK Sub-Advisory Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	106	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	106	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	106	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); former Directorships: Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	106	Director, Becton Dickinson and Company[2] (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	106	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	106	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	106	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	106	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	106	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	106	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	106	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset & Wealth Management
Melinda Morrow[6] (1970) Vice President, 2012–present	Director,[3] Deutsche Asset & Wealth Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Robert Kloby[6] (1962) Chief Compliance Officer, 2006–present	Managing Director,[3] Deutsche Asset & Wealth Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset & Wealth Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Hepsen Uzcan[6] (1974) Assistant Secretary, 2013–present	Director,[3] Deutsche Asset & Wealth Management
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset & Wealth Management
Jack Clark[7] (1967) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset & Wealth Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DeAWM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SEKAX	SEKBX	SEKCX	SEMGX	SEKIX
CUSIP Number	25156G 103	25156G 202	25156G 301	25156G 400	25156G 780
Fund Number	479	679	779	2079	1479

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

deutsche emerging markets Equity fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2015	$70,894	$0	$0	$2,151
2014	$69,554	$0	$0	$3,675

“All Other Fees Billed to Fund” were billed for services associated with foreign tax filings

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2015	$0	$30,661	$0
2014	$0	$63,439	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2015	$2,151	$30,661	$0	$32,812
2014	$3,675	$63,439	$0	$67,114

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Emerging Markets Equity Fund, a series of Deutsche International Fund, Inc.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	December 30, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	December 30, 2015

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	December 30, 2015